UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 29, 2004

HOMEBANC CORP.

(Exact Name of Registrant as Specified in Charter)

Georgia	001-32245	20-0863067
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2002 Summit Boulevard, Suite 100, Atlanta, Georgia	30319
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 303-4000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On October 29, 2004, HomeBanc Mortgage Trust 2004-2 (the “Trust”) issued approximately $894.7 million of asset-backed notes (the “Notes”) in a public offering (the “Offering”) underwritten by Bear, Stearns & Co. Inc. and J.P. Morgan Securities Inc. The Notes are backed by adjustable rate, residential first mortgage loans originated by HomeBanc Mortgage Corporation (“HomeBanc Mortgage”). A more detailed description of the Notes is set forth in Item 2.03 of this Current Report. HomeBanc Mortgage is a wholly owned subsidiary of HomeBanc Corp. (the “Company”). A copy of the press release issued by the Company on November 1, 2004 relating to the Offering (the “Press Release”) is attached hereto as Exhibit 99.1 and is incorporated into this Item 1.01 by this reference.

Copies of the Assignment, Assumption and Recognition Agreement; Amended and Restated Trust Agreement; Sale and Servicing Agreement; and the Indenture relating to the Offering (collectively, and as more fully described in Item 9.01 of this Current Report, the “Agreements”), each dated as of October 29, 2004, and copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and incorporated into this Item 1.01 by this reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

As described in Item 1.01 of this Current Report, on October 29, 2004, the Trust issued approximately $894.7 million of Notes in the Offering. A copy of the Press Release is attached hereto as Exhibit 99.1, and is incorporated into this Item 2.03 by this reference. Copies of the Agreements described in Item 1.01 of this Current Report are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and are incorporated into this Item 2.03 by this reference.

The Notes, which were issued in five classes, represent interests in an approximately $897.9 million pool of adjustable rate, residential first mortgage loans originated by HomeBanc Mortgage and held as assets of the Trust. Approximately 75.7% of the total portfolio consists of mortgage loans where the borrower pays interest, in some cases after an initial fixed-rate period of six months or three years or five years, based on the six-month LIBOR rate plus margin. The Trust assets also include two corridor contracts, which may partially mitigate basis risk shortfalls on the Notes.

The Notes sold to the public included approximately $763.4 million of Class A-1 and Class A-2 Notes rated AAA by Standard & Poor’s (“S&P”) and Aaa by Moody’s Investors Service (“Moody’s”), and approximately $78.4 million of Class M-1 Notes and approximately $35.0 million of Class M-2 Notes rated AA and Aa2 and A and A2 by S&P and Moody’s, respectively. HMB Acceptance Corp., a wholly owned subsidiary of the Company, acquired approximately $18.0 million of Class B Notes rated BBB by S&P and Baa2 by Moody’s, together with the certificates representing the equity interest in the Trust.

The initial floating interest rates on the approximately $687.0 million of Class A-1 Notes and the approximately $76.3 million of Class A-2 Notes are one-month LIBOR plus 0.37% and 0.45% per annum, respectively. The initial floating interest rates on the approximately $78.4 million of Class M-1 Notes and on the approximately $35.0 million of Class M-2 Notes are one-month LIBOR plus 0.65% and 1.15% per annum, respectively. The initial floating interest rate on the Class B Notes is one-month LIBOR plus 1.50% per annum.

Payments of principal and interest on the Notes will be made from payments received from the mortgage loans and corridor contracts held as assets of the Trust. The rate of principal payments on each class of Notes, the aggregate amount of distributions on each class of Notes and the yield to maturity of each class of Notes will be related to the rate and timing of payments of principal and interest on the underlying mortgage loans. The final scheduled payment date for each class of Notes is the payment date in December 2034.

At its option, the holder of the certificates in the Trust, or, if there is no single holder, the majority holder of the certificates, may purchase all of the Notes on or after the payment date on which the scheduled principal balance of the mortgage loans, and properties acquired in respect thereof, remaining in the Trust has been reduced to less than 20% of the scheduled principal balance of the mortgage loans as of October 1, 2004. If the holder of the certificates does not exercise its repurchase option, the interest rate on the Notes will increase, all as more fully described in the Agreements.

The Notes do not represent a direct financial obligation of the Company but will be treated as debt of the Company for federal income tax purposes.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
10.1	Assignment, Assumption and Recognition Agreement, dated as of October 29, 2004, by and among EMC Mortgage Corporation, HomeBanc Mortgage Trust 2004-2, HMB Acceptance Corp. and HomeBanc Corp.

10.2	Amended and Restated Trust Agreement, dated as of October 29, 2004, by and among Structured Asset Mortgage Investment II Inc., Wilmington Trust Company and U.S. Bank National Association.

10.3	Sale and Servicing Agreement, dated as of October 29, 2004, by and among Structured Asset Mortgage Investments II Inc., HomeBanc Mortgage Trust 2004-2, U.S. Bank National Association, Wells Fargo Bank, National Association and EMC Mortgage Corporation.

10.4	Indenture, dated as of October 29, 2004, by and among HomeBanc Mortgage Trust 2004-2, Wells Fargo Bank, National Association, and U.S. Bank National Association.

99.1	Press release issued November 1, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMEBANC CORP.

/s/Alana L. Griffin
Alana L. Griffin
Senior Vice President, Assistant
General Counsel & Assistant Secretary

Date: November 3, 2004

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Assignment, Assumption and Recognition Agreement, dated as of October 29, 2004, by and among EMC Mortgage Corporation, HomeBanc Mortgage Trust 2004-2, HMB Acceptance Corp. and HomeBanc Corp.

10.2	Amended and Restated Trust Agreement, dated as of October 29, 2004, by and among Structured Asset Mortgage Investment II Inc., Wilmington Trust Company and U.S. Bank National Association.

10.3	Sale and Servicing Agreement, dated as of October 29, 2004, by and among Structured Asset Mortgage Investments II Inc., HomeBanc Mortgage Trust 2004-2, U.S. Bank National Association, Wells Fargo Bank, National Association and EMC Mortgage Corporation.

10.4	Indenture, dated as of October 29, 2004, by and among HomeBanc Mortgage Trust 2004-2, Wells Fargo Bank, National Association, and U.S. Bank National Association.

99.1	Press release issued November 1, 2004.